                                                                  Exhibit 10 (n)







                       PURCHASE AND CONTRIBUTION AGREEMENT


                         Dated as of September 28, 2000


                                     Between


                                FERRO CORPORATION


                                       and


                        FERRO ELECTRONIC MATERIALS, INC.


                                   AS SELLERS


                                       and


                            FERRO FINANCE CORPORATION


                                  AS PURCHASER

                                TABLE OF CONTENTS
                                                                            Page

PRELIMINARY STATEMENTS...........................................................................................1

ARTICLE I                      DEFINITIONS.......................................................................1
         SECTION 1.01.         Certain Defined Terms.............................................................1
         SECTION 1.02.         Other Terms.......................................................................9

ARTICLE II                     AMOUNTS AND TERMS OF PURCHASES AND
                               CONTRIBUTIONS.....................................................................9
         SECTION 2.01.         Facility..........................................................................9
         SECTION 2.02.         Making Purchases..................................................................9
         SECTION 2.03.         Collections......................................................................10
         SECTION 2.04.         Settlement Procedures............................................................11
         SECTION 2.05.         Payments and Computations, Etc...................................................11
         SECTION 2.06.         Contributions....................................................................12

ARTICLE III                    CONDITIONS OF PURCHASES..........................................................12
         SECTION 3.01.         Conditions Precedent to Initial
                               Purchase from the Sellers........................................................12
         SECTION 3.02.         Conditions Precedent to All Purchases............................................13

ARTICLE IV                     REPRESENTATIONS AND WARRANTIES...................................................14
         SECTION 4.01.         Representations and Warranties of the Sellers....................................14

ARTICLE V                      COVENANTS........................................................................16
         SECTION 5.01.         Covenants of the Sellers.........................................................16
         SECTION 5.02.         Grant of Security Interest.......................................................20
         SECTION 5.03.         Covenant of each Seller and the Purchaser........................................20

ARTICLE VI                     ADMINISTRATION AND COLLECTION....................................................21
         SECTION 6.01.         Designation of Collection Agent..................................................21
         SECTION 6.02          Duties of Collection Agent.......................................................21
         SECTION 6.03.         Collection Agent Fee.............................................................22
         SECTION 6.04.         Certain Rights of the Purchaser..................................................22
         SECTION 6.05.         Rights and Remedies..............................................................23
         SECTION 6.06.         Transfer of Records to Purchaser.................................................24

ARTICLE VII                    EVENTS OF TERMINATION............................................................24
         SECTION 7.01.         Events of Termination............................................................24

ARTICLE VIII                   INDEMNIFICATION..................................................................26
         SECTION 8.01.         Indemnities by the Sellers.......................................................26


ARTICLE IX                     MISCELLANEOUS....................................................................28
         SECTION 9.01.         Amendments, Etc..................................................................28
         SECTION 9.02.         Notices, Etc.....................................................................28
         SECTION 9.03.         Binding Effect; Assignability....................................................29
         SECTION 9.04.         Costs, Expenses and Taxes........................................................29
         SECTION 9.05.         No Proceedings...................................................................29
         SECTION 9.06.         Confidentiality..................................................................30
         SECTION 9.07.         Governing Law....................................................................30
         SECTION 9.08.         Third Party Beneficiary..........................................................30
         SECTION 9.09.         Execution in Counterparts........................................................30
         SECTION 9.10.         Judgment.........................................................................30

                                    EXHIBITS

 EXHIBIT A                Credit and Collection Policy
 EXHIBIT B                Lock-Box Banks
 EXHIBIT C                Form of Promissory Note for Deferred Purchase Price
 EXHIBIT D                Form of Promissory Note for Purchaser Loans

                       PURCHASE AND CONTRIBUTION AGREEMENT

                         Dated as of September 28, 2000


         FERRO CORPORATION, an Ohio corporation ("FERRO CORPORATION"), and FERRO ELECTRONIC MATERIALS, INC., a Delaware corporation ("FERRO ELECTRONIC") (Ferro Corporation and Ferro Electronic being hereinafter sometimes referred to as the "SELLERS"), and FERRO FINANCE CORPORATION, an Ohio corporation (the "PURCHASER"), agree as follows:

         PRELIMINARY STATEMENTS. (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in Article I of this Agreement.

         (2) The Sellers have Receivables that they wish to sell to the Purchaser, and the Purchaser is prepared to purchase such Receivables on the terms set forth herein.

         (3) The Sellers may also wish to contribute Receivables to the capital of the Purchaser on the terms set forth herein.

                  NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ADVERSE CLAIM" means a lien, security interest, or other charge or encumbrance, or any other type of preferential arrangement.

                  "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

                  "AGENT" means Citicorp North America, Inc., in its capacity as agent under the Sale Agreement or any successor agent thereunder.

                  "ALTERNATE BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:

                           (a) the rate of interest announced publicly by
                  Citibank, N.A. in New York, New York, from time to time as Citibank, N.A.'s base rate;

                           (b) 1/2 of one percent above the latest three-week
                  moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business
                  Day) for the three-week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A. from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A., in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; or

                           (c) the Federal Funds Rate.

                  "APC RECEIVABLE" means any receivable created or originated by the Advance Polymer Compounding Division of Ferro Corporation.

                  "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York or Cleveland, Ohio.

                  "COLLECTION AGENT" means at any time the Person then authorized pursuant to Section 6.01 to service, administer and collect Transferred Receivables.

                  "COLLECTION AGENT FEE" has the meaning specified in Section 6.03.

                  "COLLECTIONS" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable, and all funds deemed to have been received by the Seller or any other Person as a Collection pursuant to Section 2.04.

                  "CONTRACT" means an agreement between a Seller and an Obligor, substantially in the form of one of the written contracts or (in the case of any open account agreement) one of the invoices approved by the Purchaser, pursuant to or under which such Obligor shall be obligated to pay for merchandise, insurance or services from time to time.

                  "CONTRIBUTED RECEIVABLE" has the meaning specified in Section 2.06.

                  "CREDIT AND COLLECTION POLICY" means those receivables credit and collection policies and practices of each Seller in effect on the date of this Agreement applicable to the Receivables and described in Exhibit A hereto, as modified in compliance with this Agreement.

                  "DEBT" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

                  "DEFAULTED RECEIVABLE" means a Receivable:

                           (i) as to which any payment, or part thereof, remains
                  unpaid for 90 days or more from the original due date for such payment;

                           (ii) as to which the Obligor thereof or any other
                  Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(g); or

                           (iii) which, consistent with the Credit and
                  Collection Policy, would be written off as uncollectible.

                  "DEFERRED PURCHASE PRICE" means the portion of the Purchase Price of Purchased Receivables purchased on any Purchase Date exceeding the amount of the Purchase Price under Section 2.02 to be paid in cash, which portion when added to the cumulative amount of all previous Deferred Purchase Prices (after giving effect to any payments made on account thereof) shall not exceed 32.0% of the Outstanding Balance of the Transferred Receivables. The obligations of the Purchaser in respect of the Deferred Purchase Price shall be evidenced by the Purchaser's subordinated promissory note in the form of Exhibit C hereto.

                  "DESIGNATED OBLIGOR" means, at any time, each Obligor; PROVIDED, HOWEVER, that any Obligor shall cease to be a Designated Obligor upon three Business Days' notice by the Purchaser to the relevant Seller.

                  "DILUTION" means, with respect to any Receivable, the aggregate amount of any reductions or adjustments in the Outstanding Balance of such Receivable as a result of any defective, rejected, returned, repossessed or foreclosed merchandise or services or any cash discount, discount for quick payment or other adjustment or setoff.

                  "DISCOUNT" means, in respect of each Purchase, 2.5% of the Outstanding Balance of the Receivables that are the subject of such Purchase; provided, however, the foregoing Discount may be revised prospectively by request of the relevant Seller or the Purchaser to reflect changes in recent experience with respect to write-offs, timing and cost of Collections and cost of funds, provided that such revision is consented to by both of such parties (it being understood that each party agrees to duly consider such request but shall have no obligation, to give such consent).

                  "ELIGIBLE RECEIVABLE" means a Receivable:

                           (i) the Obligor of which is a resident of the United
                  States (including, without limitation, Puerto Rico) or Canada (other than the Northwest Territories and Nunavit) or an Other Approved Jurisdiction, provided that the aggregate Outstanding Balance of all Eligible Receivables having Obligors which are residents of Canada (other than the Northwest Territories and Nunavit) may not exceed 5% of the then outstanding Capital under the Sale Agreement and the aggregate Outstanding Balance of all Eligible Receivables having Obligors which are residents of Other Approved Jurisdictions may not exceed 10% of the then outstanding Capital under the Sale Agreement;

                           (ii) the Obligor of which is not an Affiliate of any
                  of the parties hereto and is not a government or a governmental subdivision or agency;

                           (iii) the Obligor of which, at the time of the
                  transfer of such Receivable under this Agreement, is a Designated Obligor and is not the Obligor of any Defaulted Receivables which in the aggregate constitute 10% or more of the aggregate Outstanding Balance of all Receivables of such Obligor;

                           (iv) which, at the time of the transfer thereof to
                  the Purchaser under this Agreement, is not a Defaulted Receivable;

                           (v) which, according to the Contract related thereto,
                  is required to be paid in full either (A) within 30 days of the original billing date therefor or (B) within more than 30 but no more than 90 days of the original billing date therefor if the aggregate Outstanding Balance of such Receivable and all other Receivables having similar payments terms does not exceed 25% of the then outstanding Capital under the Sale Agreement;

                           (vi) which is an obligation representing all or part
                  of the sales price of merchandise, insurance or services within the meaning of Section 3(c) (5) of the Investment Company Act of 1940, as amended, and the nature of which is such that its purchase with the proceeds of notes would constitute a "current transaction" within the meaning of
                  Section 3(a)(3) of the Securities Act of 1933, as amended;

                           (vii) which is an "account" within the meaning of
                  Section 9-106 of the UCC of the applicable jurisdictions;

                           (viii) which is denominated and payable only in
                  United States dollars in the United States;

                           (ix) which arises under a Contract which, together
                  with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable and is not subject to any dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of such Obligor);

                           (x) which, together with the Contract related
                  thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

                           (xi) which arises under a Contract which (A) does not
                  require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the relevant Seller under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of the Purchaser and its assignees to exercise their rights under this Agreement, including, without limitation, their right to review the Contract;

                           (xii) which was generated in the ordinary course of
                  the relevant Seller's business;

                           (xiii) which, at the time of the transfer of such
                  Receivable under this Agreement, has not been extended, rewritten or otherwise modified from the original terms thereof;

                           (xiv) the transfer, sale or assignment of which does
                  not contravene any applicable law, rule or regulation; and

                           (xv) which (A) satisfies all applicable requirements
                  of the Credit and Collection Policy and (B) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Purchaser or its designee may from time to time specify to the Sellers upon 30 days' notice.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "EVENT OF TERMINATION" has the meaning specified in Section 7.01.

                  "FACILITY" means the willingness of the Purchaser to consider making Purchases of Receivables from the Seller from time to time pursuant to the terms of this Agreement.

                  "FACILITY TERMINATION DATE" means the earliest of (i) September 30, 2005, (ii) the date of termination of the Facility pursuant to Section 7.01 and (iii) the date which the Sellers designate by at least two Business Days' notice to the Purchaser.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Citibank, N.A. from three Federal funds brokers of recognized standing selected by it.

                  "GENERAL TRIAL BALANCE" of either Seller on any date means such Seller's accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) on such date, listing Obligors and the Receivables respectively owed by such Obligors on such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to the Purchaser.

                  "INCIPIENT EVENT OF TERMINATION" means an event that but for notice or lapse of time or both would constitute an Event of Termination.

                  "INDEMNIFIED AMOUNTS" has the meaning specified in Section
         8.01.

                  "LOCK-BOX ACCOUNT" means one or more accounts, under the exclusive ownership and control of the Purchaser (or its assignees or designees), maintained for the purpose of receiving Collections.

                  "LOCK-BOX AGREEMENT" means an agreement among a Seller, the Purchaser (or its assignees or designees) and any Lock-Box Bank in form and substance satisfactory to the Purchaser (or its assignees or designees)

                  "LOCK-BOX BANK" means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "OBLIGOR" means a Person obligated to make payments to a Seller pursuant to a Contract.

                  "OTHER APPROVED JURISDICTION" means a country (other than the United States and Canada) (i) which is a member of the Organization of Economic Cooperation and Development, (ii) which has a sovereign long-term debt rating of at least AA- by S&P and Aa3 by Moody's, (iii) as to which the Outstanding Balance of Receivables due from Obligors residing in such country was at least $20,000 as of August 31, 2000,
         (iv) as to which the Purchaser and the Agent have received such opinions of counsel or other evidence satisfactory to them confirming that the Purchaser and the Agent have acquired a valid and perfected first priority interest and other rights with respect to Receivables due from Obligors residing in such country which interest and rights are substantially as protected and favorable as the Purchaser's and the Agent's rights under the UCC and (v) which the Purchaser and the Agent have approved in writing; provided, however, that during the period from the initial Purchase to and including October 31, 2000, (x) the preceding clause (iv) shall not be applicable (it being understood that during such period the Purchaser, the Agent and their counsel will review the laws of the applicable countries to determine the requirements, if any, needed to satisfy the conditions of such clause (iv)), and (y) each of the following countries shall be considered to be an "Other Approved Jurisdiction":
         Germany, United Kingdom, Japan, France, Italy, Ireland, Netherlands, Norway, New Zealand, Spain, Belgium, Austria, Sweden and Denmark.

                  "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof.

                  "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PURCHASE" means a purchase by the Purchaser of Receivables from the Seller pursuant to Article II.

                  "PURCHASE DATE" means each day on which a Purchase is made pursuant to Article II.

                  "PURCHASED RECEIVABLE" means any Receivable which is purchased by the Purchaser pursuant to Section 2.02.

                  "PURCHASE PRICE" for any Purchase means an amount equal to the Outstanding Balance of the Receivables that are the subject of such Purchase as set forth in the relevant Seller's General Trial Balance, minus the Discount for such Purchase.

                  "PURCHASER LOAN" means any loan made by the Purchaser, at its option, to a Seller, upon such Seller's request, provided that (a) the aggregate principal amount at any one time outstanding of Purchaser Loans shall not exceed $5,000,000, and (b) no such Purchaser Loans may be made if an Event of Termination or an Incipient Event of Termination has occurred and is continuing, or would occur after giving effect thereto, or if any amounts are outstanding under the Deferred Purchase Price. Purchaser Loans made by the Purchaser hereunder shall be evidenced by a promissory note of each Seller in substantially the form of Exhibit D hereto.

                  "RECEIVABLE" means the indebtedness of any Obligor under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto; PROVIDED, HOWEVER, that "Receivable" shall not include any APC Receivable until such time as (i) Ferro Corporation has requested, and the Purchaser and the Agent have approved in writing, the inclusion of the APC Receivables in the Facility and (ii) Ferro Corporation has directed all Obligors of APC Receivables to make payments thereon to a Lock-Box or Lock-Box Account specified on Exhibit B as to which a Lock-Box Agreement is in effect.

                  "RELATED SECURITY" means with respect to any Receivable:

                           (i) all of the relevant Seller's interest in any
                  merchandise (including returned merchandise) relating to any sale giving rise to such Receivable;

                           (ii) all security interests or liens and property
                  subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

                           (iii) all guaranties, insurance and other agreements
                  or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and

                           (iv) the Contract and all other books, records and
                  other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

                  "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc.

                  "SALE AGREEMENT" means that certain Receivables Purchase Agreement, dated as of the date hereof, among the Purchaser, as seller, CIESCO L.P., as purchaser, Citicorp North America, Inc., as agent, Ferro Electronic, as an originator, and Ferro Corporation, as collection agent and an originator, as amended or restated from time to time.

                  "SELLER REPORT" means a report, in form and substance satisfactory to the Purchaser, furnished by the Collection Agent to the Purchaser pursuant to Section 6.02(b).

                  "SETTLEMENT DATE" means the tenth day of each month (or if such day is not a Business Day, the immediately succeeding Business
         Day); PROVIDED, HOWEVER, that following the occurrence of an Event of Termination, Settlement Dates shall occur on such days as are selected from time to time by the Purchaser or its designee in a written notice to the Collection Agent.

                  "SPECIAL EVENT" means any of the long term public senior unsecured debt securities of Ferro Corporation are rated below BBB by S&P or Baa2 by Moody's, or if Ferro Corporation does not have long term public senior unsecured debt ratings from both S&P and Moody's, Ferro Corporation is judged by the Agent, in its sole discretion, to be of credit quality below (with respect to each missing rating) BBB by S&P or Baa2 by Moody's.

                  "TRANSFERRED RECEIVABLE" means a Purchased Receivable or a Contributed Receivable.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "UNDERTAKING AGREEMENT" means the Undertaking Agreement dated as of the date of this Agreement made by Ferro Corporation in favor of the Purchaser, relating to the Obligations of Ferro Electronic hereunder, as the same may be amended, modified or restated from time to time.

                  SECTION 1.02. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.


                                   ARTICLE II

                AMOUNTS AND TERMS OF PURCHASES AND CONTRIBUTIONS

         SECTION 2.01. FACILITY. On the terms and conditions hereinafter set forth and without recourse to either Seller (except to the extent specifically provided herein), each Seller may at its option sell or contribute to the Purchaser all Receivables originated by it from time to time and the Purchaser may at its option purchase or accept as a contribution from Ferro Corporation all Receivables of such Seller from time to time, in each case during the period from the date hereof to the Facility Termination Date.

         SECTION 2.02. MAKING PURCHASES.

         (a) INITIAL PURCHASE. Each Seller shall give the Purchaser at least one Business Day's notice of its request for the initial Purchase hereunder, which request shall specify the date of such Purchase (which shall be a Business Day) and the proposed Purchase Price for such Purchase. The Purchaser shall promptly notify such Seller whether it has determined to make such Purchase. On the date of such Purchase, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, pay the Purchase Price for such Purchase in the manner provided in Section 2.02(c).

         (b) SUBSEQUENT PURCHASES. On each Business Day following the initial Purchase, unless either Seller or the Purchaser shall notify the other parties to the contrary, each Seller shall, sell to the Purchaser and the Purchaser shall purchase from such Seller, upon satisfaction of the applicable conditions set forth in Article III, all Receivables originated by such Seller which have not previously been sold or contributed to the Purchaser; PROVIDED, HOWEVER, that such Seller may, at its option on any Purchase Date, contribute all or any of such Receivables to the Purchaser pursuant to Section 2.06, instead of selling such Receivables to the Purchaser pursuant to this Section 2.02(b). On or within five Business Days after the date of each such

Purchase, the Purchaser shall pay the Purchase Price for such Purchase in the manner provided in Section 2.02(c).

         (c) PAYMENT OF PURCHASE PRICE. The Purchase Price for each Purchase shall be paid on or within five Business Days after the Purchase Date therefor by means of any one or a combination of the following: (i) a deposit in same day funds to the relevant Seller's account designated by such Seller, (ii) an increase in the Deferred Purchase Price (subject at all times to the limitations contained in the definition thereof), or (iii) a credit against interest and/or principal owed by the relevant Seller with respect to any Purchaser Loan. The allocation of the Purchase Price as among such methods of payment shall be subject in each instance to the approval of the Purchaser and the relevant Seller.

         (d) OWNERSHIP OF RECEIVABLES AND RELATED SECURITY. On each Purchase Date, after giving effect to the Purchase (and any contribution of Receivables) on such date, the Purchaser shall own all Receivables originated by the Sellers as of such date (including Receivables which have been previously sold or contributed to the Purchaser hereunder). The Purchase or contribution of any Receivable shall include all Related Security with respect to such Receivable.

         SECTION 2.03. COLLECTIONS. (a) Unless otherwise agreed, the Collection Agent shall, on each Settlement Date, deposit into an account of the Purchaser or the Purchaser's assignee all Collections of Transferred Receivables then held by the Collection Agent.

         (b) In the event that either Seller believes that Collections which are not Collections of Transferred Receivables have been deposited into an account of the Purchaser or the Purchaser's assignee, such Seller shall so advise the Purchaser and, on the Business Day following such identification, the Purchaser shall remit, or shall cause to be remitted, all Collections so deposited which are identified, to the Purchaser's satisfaction, to be Collections of Receivables which are not Transferred Receivables to such Seller.

         (c) On each Settlement Date, the Purchaser shall pay to the Sellers accrued interest on the Deferred Purchase Price and the Purchaser may, at. its option, prepay in whole or in part the principal amount of the Deferred Purchase Price; provided that each such payment shall be made solely from (i) Collections of Transferred Receivables after all other amounts then due from the Purchaser under the Sale Agreement have been paid in full and all amounts then required to be set aside by the Purchaser or the Collection Agent under the Sale Agreement have been so set aside or (ii) excess cash flow from operations of the Purchaser which is not required to be applied to the payment of other obligations of the Purchaser; and provided further, that no such payment shall be made at any time when an Event of Termination shall have occurred and be continuing. At such time following the Facility Termination Date when all Capital, Yield and other amounts owed by the Purchaser under the Sale Agreement shall have been paid in full, the Purchaser shall apply, on each Settlement Date, all Collections of Transferred Receivables received by the Purchaser pursuant to Section 2.03(a) (and not previously distributed) first to the payment of accrued interest on the Deferred Purchase Price, and then to the reduction of the principal amount of the Deferred Purchase Price.

         SECTION 2.04. SETTLEMENT PROCEDURES. (a) If on any day the Outstanding Balance of any Transferred Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed merchandise or services or any cash discount, discount for quick payment or other adjustment made by the relevant Seller, or any set-off or dispute in respect of any claim by the Obligor thereof against such Seller (whether such claim arises out of the same or a related transaction or an unrelated transaction but EXCLUDING adjustments, reductions or cancellations in respect of such Obligor's bankruptcy), such Seller shall be deemed to have received on such day a Collection of such Transferred Receivable in the amount of such reduction or adjustment. If such Seller is not the Collection Agent, such Seller shall pay to the Collection Agent on or prior to the next Settlement Date all amounts deemed to have been received pursuant to this subsection.

         (b) Upon discovery by either Seller or the Purchaser of a breach of any of the representations and warranties made by a Seller in Section 4.01(j) with respect to any Transferred Receivable, such party shall give prompt written notice thereof to the other party, as soon as practicable and in any event within three Business Days following such discovery. Such Seller shall, upon not less than two Business Days' notice from the Purchaser or its assignee or designee, repurchase such Transferred Receivable on the next succeeding Settlement Date for a repurchase price equal to the Outstanding Balance of such Transferred Receivable. Each repurchase of a Transferred Receivable shall include the Related Security with respect to such Transferred Receivable. The proceeds of any such repurchase shall be deemed to be a Collection in respect of such Transferred Receivable. If such Seller is not the Collection Agent, such Seller shall pay to the Collection Agent on or prior to the next Settlement Date the repurchase price required to be paid pursuant to this subsection.

         (c) Except as stated in subsection (a) or (b) of this Section 2.04 or as otherwise required by law or the underlying Contract, all Collections from an Obligor of any Transferred Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates its payment for application to specific Receivables.

         SECTION 2.05. PAYMENTS AND COMPUTATIONS, ETC. (a) All amounts to be paid or deposited by either Seller or the Collection Agent hereunder shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due in same day funds to an account or accounts designated by the Purchaser from time to time, which accounts, during the existence of the Sale Agreement, shall be those set forth in the Sale Agreement.

         (b) Each Seller shall, to the extent permitted by law, pay to the Purchaser interest on any amount not paid or deposited by such Seller (whether as Collection Agent or otherwise) when due hereunder at an interest rate per annum equal to 2.0% per annum above the Alternate Base Rate, payable on demand.

         (c) All computations of interest and all computations of fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

         SECTION 2.06. CONTRIBUTIONS. Each Seller may from time to time at its option, by notice to the Purchaser on or prior to the date of the proposed contribution, identify Receivables which it proposes to contribute to the Purchaser as a capital contribution. On the date of each such contribution and after giving effect thereto, the Purchaser shall own in fee simple the Receivables so identified and contributed (collectively, the "CONTRIBUTED RECEIVABLES") and all Related Security with respect thereto. The foregoing notwithstanding, on the date of the initial Purchase hereunder each Seller agrees to contribute to the Purchaser all Receivables which are not included in such initial Purchase.

                                   ARTICLE III

                             CONDITIONS OF PURCHASES

         SECTION 3.01. CONDITIONS PRECEDENT TO INITIAL PURCHASE FROM THE SELLERS. The initial Purchase of Receivables from the Sellers hereunder is subject to the conditions precedent that the Purchaser shall have received on or before the date of such Purchase the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Purchaser:

                  (a) Evidence that each Seller has taken any necessary corporate action to authorize this Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

                  (b) A certificate of the Secretary or Assistant Secretary of each Seller certifying the names and true signatures of the officers of such Seller authorized to sign this Agreement and the other documents to be delivered by it hereunder.

                  (c) Acknowledgment copies or time stamped receipt copies of proper financing statements, duly filed on or before the date of the initial Purchase, naming each Seller as the seller/debtor and the Purchaser as the purchaser/secured party, or other similar instruments or documents, as the Purchaser may deem necessary or desirable under the UCC of all appropriate jurisdictions or other applicable law to perfect the Purchaser's ownership of and security interest in the Transferred Receivables and Related Security and Collections with respect thereto.

                  (d) Acknowledgment copies or time stamped receipt copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Transferred Receivables, Contracts or Related Security previously granted by each Seller.

                  (e) Completed requests for information, dated on or before the date of such initial Purchase, listing all effective financing statements filed in the jurisdictions referred to in subsection (c) above that name either Seller as debtor, together with copies of such other financing statements (none of which shall cover any Transferred Receivables,

         Contracts or Related Security)


                  (f) A favorable opinion of Squire, Sanders & Dempsey L.L.P., counsel for the Sellers, in form and substance satisfactory to the Purchaser, as to such matters as the Purchaser may reasonably request.

                  (g) The Undertaking Agreement, duly executed by Ferro Corporation.

                  (h) Lock-Box Agreements in respect of each Lock-Box Account, duly executed by the relevant Seller and the Lock-Box Bank holding such Lock-Box Account.

         SECTION 3.02. CONDITIONS PRECEDENT TO ALL PURCHASES. Each Purchase (including the initial Purchase) hereunder shall be subject to the further conditions precedent that:

                  (a) with respect to any such Purchase, on or prior to the date of such Purchase, the relevant Seller shall have delivered to the Purchaser, (i) if requested by the Purchaser, such Seller's General Trial Balance (which if in magnetic tape or diskette format shall be compatible with the Purchaser's computer equipment) as of a date not more than 31 days prior to the date of such Purchase, and (ii) a written report identifying, among other things, the Receivables to be included in such Purchase and such additional information concerning such Receivables as may reasonably be requested by the Purchaser;

                  (b) with respect to any such Purchase, on or prior to the date of such Purchase, the Collection Agent shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, a completed Seller Report for the most recently ended reporting period for which information is required pursuant to Section 6.02(b) and containing such additional information as may reasonably be requested by the Purchaser;

                  (c) The relevant Seller shall have marked its master data processing records and, at the request of the Purchaser, each Contract giving rise to Purchased Receivables and all other relevant records evidencing the Receivables which are the subject of such Purchase with a legend, acceptable to the Purchaser, stating that such Receivables, the Related Security and Collections with respect thereto, have been sold in accordance with this Agreement; and

                  (d) on the date of such Purchase the following statements shall be true (and the relevant Seller, by accepting the amount of such Purchase, shall be deemed to have certified that)

                           (i) The representations and warranties contained in
                  Section 4.01 are correct on and as of the date of such Purchase as though made on and as of such date,

                           (ii) No event has occurred and is continuing, or
                  would result from such Purchase, that constitutes an Event of Termination or would constitute an Incipient Event of Termination and

                           (iii) The Purchaser shall not have delivered to such
                  Seller a notice that the Purchaser shall not make any further Purchases hereunder; and

                  (e) the Purchaser shall have received such other approvals, opinions or documents as the Purchaser may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each Seller represents and warrants, as to itself, as follows:

                  (a) Such Seller is a corporation duly incorporated, validly existing and in good standing, with respect to Ferro Corporation, under the laws of Ohio, and, with respect to Ferro Electronic, under the laws of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, unless the failure to so qualify would not have a material adverse effect on (i) the interests of the Purchaser hereunder, (ii) the collectibility of the Transferred Receivables, or (iii) the ability of the Seller or the Collection Agent to perform their respective obligations hereunder.

                  (b) The execution, delivery and performance by such Seller of this Agreement and the other documents to be delivered by it hereunder, including such Seller's sale and contribution of Receivables hereunder and such Seller's use of the proceeds of Purchases, (i) are within such Seller's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) such Seller's charter or by-laws, (2) any law, rule or regulation applicable to such Seller, (3) any contractual restriction binding on or affecting such Seller or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting such Seller or its property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except for the transfer of such Seller's interest in the Transferred Receivables pursuant to this Agreement). This Agreement has been duly executed and delivered by such Seller.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Seller of this Agreement or any other document to be delivered by it hereunder.

                  (d) This Agreement constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms.

                  (e) Sales and contributions made pursuant to this Agreement will constitute a valid sale, transfer, and assignment of the Transferred Receivables to Purchaser, enforceable against creditors of, and purchasers from, such Seller. Such Seller shall have no remaining property interest in any Transferred Receivable.

                  (f) The balance sheets of Ferro Corporation and its subsidiaries as at December 31, 1999, and the related statements of income and retained earnings of Ferro Corporation and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Purchaser, fairly present the financial condition of Ferro Corporation and its subsidiaries as at such date and the results of the operations of Ferro Corporation and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1999 there has been no material adverse change in the business, operations, property or financial or other condition of Ferro Corporation.

                  (g) There is no pending or threatened action or proceeding affecting such Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of such Seller or any of its subsidiaries or the ability of such Seller to perform its obligations under this Agreement or any other document to be delivered by it hereunder, or which purports to affect the legality, validity or enforceability of this Agreement or any other document to be delivered by it hereunder.

                  (h) No proceeds of any Purchase will be used to acquire any equity security of a class which is registered pursuant to Section 12 of' the Securities Exchange Act of 1934.

                  (i) No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (j) Each Receivable purported to be sold by such Seller hereunder is an Eligible Receivable (unless identified by such Seller as not an Eligible Receivable at the time of sale and in each applicable Seller Report), and each such Receivable and each Transferred Receivable, together with the Related Security, is owned (prior to its sale or contribution hereunder) by such Seller free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Purchaser). When Purchaser makes a Purchase it shall acquire valid and perfected first priority ownership of each Purchased Receivable and the Related Security and Collections with respect thereto free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Purchaser), and no effective financing statement or other instrument similar in effect covering any Transferred Receivable, any interest therein, the Related Security or Collections with respect thereto is on file in any recording office except such as may be filed in favor of Purchaser in accordance with this Agreement or in connection with any Adverse Claim arising solely as the result of any action taken by the Purchaser.

                  (k) Each Seller Report (if prepared by the relevant Seller, or to the extent that information contained therein is supplied by such Seller), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by such Seller to the Purchaser in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Purchaser at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  (l) The principal place of business and chief executive office of the Seller and the office where such Seller keeps its records concerning the Transferred Receivables are located at the address or addresses referred to in Section 5.01(b).

                  (m) The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit B (as the same may be updated from time to time pursuant to Section 5.01(h))

                  (n) Such Seller is not known by and does not use any tradename or doing-business-as name.

                  (o) With respect to any programs used by such Seller in the servicing of the Receivables, no sublicensing agreements are necessary in connection with the designation of a new Collection Agent pursuant to Section 6.01(b) so that such new Collection Agent shall have the benefit of such programs (BEING UNDERSTOOD that, however, the Collection Agent, if other than Ferro Corporation, shall be required to be bound by a confidentiality agreement reasonably acceptable to such Seller)

                  (p) The transfers of Transferred Receivables by such Seller to the Purchaser pursuant to this Agreement, and all other transactions between such Seller and the Purchaser, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller.

                  (q) Such Seller has no office or place of business in the province of Quebec, Canada.


                                    ARTICLE V

                                    COVENANTS

                  SECTION 5.01. COVENANTS OF THE SELLERS. From the date hereof until the first day following the Facility Termination Date on which all of the Transferred Receivables are either collected in full or become Defaulted
Receivables:

                  (a) COMPLIANCE WITH LAWS, ETC. Each Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectibility of the Transferred Receivables or the ability of such Seller to perform its obligations under this Agreement.

                  (b) OFFICES, RECORDS AND BOOKS OF ACCOUNT. Each Seller will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Transferred Receivables at the address of such Seller set forth under its name on the signature page to this Agreement or, upon 30 days' prior written notice to the Purchaser, at any other locations in jurisdictions where all actions required by Section 5.01(j) shall have been taken and completed. Each Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Transferred Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of each new Transferred Receivable and all Collections of and adjustments to each existing Transferred Receivable). Each Seller shall make a notation in its books and records, including its computer files, to indicate which Receivables have been sold or contributed to the Purchaser hereunder.

                  (c) PERFORMANCE AND COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. Each Seller will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Transferred Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Transferred Receivable and the related Contract.

                  (d) SALES, LIENS, ETC. Except for the sales and contributions of Receivables contemplated herein, each Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Transferred Receivable, Related Security, related Contract or Collections, or upon or with respect to any account to which any Collections of any Transferred Receivable are sent, or assign any right to receive income in respect thereof.

                  (e) EXTENSION OR AMENDMENT OF TRANSFERRED RECEIVABLES. Except as provided in Section 6.02(c), each Seller will not extend, amend or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

                  (f) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Each Seller will not make any change in the character of its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectibility of the Transferred Receivables or the ability of such Seller to perform its obligations under this Agreement.

                  (g) AUDITS. Each Seller will, from time to time during regular business hours as requested by the Purchaser or its assigns, permit the Purchaser, or its agents, representatives or assigns, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Seller relating to Transferred Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Transferred Receivables and the Related Security or such Seller's performance hereunder or under the Contracts with any of the officers or employees of such Seller having knowledge of such matters.

                  (h) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Each Seller will not add or terminate any bank or bank account as a Lock-Box Bank or Lock-Box Account from those listed in Exhibit B to this Agreement, or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Purchaser shall have received notice of such addition, termination or change (including an updated Exhibit B) and executed copies of Lock-Box Agreements with each new Lock-Box Bank or with respect to each new Lock-Box Account.

                  (i) DEPOSITS TO LOCK-BOX ACCOUNTS. Each Seller will instruct all Obligors to remit all their payments in respect of Transferred Receivables into Lock-Box Accounts. If such Seller shall receive any Collections directly, it shall immediately (and in any event within two Business Days) deposit the same to a Lock-Box Account. Such Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Transferred Receivables.

                  (j) FURTHER ASSURANCES. (i) Each Seller agrees from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Purchaser or its assignee may reasonably request, to perfect, protect or more fully evidence the sale and contribution of Receivables under this Agreement, or to enable the Purchaser or its assignee to exercise and enforce its respective rights and remedies under this Agreement. Without limiting the foregoing, such Seller will, upon the request of the Purchaser or its assignee, (A) execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable to perfect, protect or evidence such Transferred Receivables; and (B) deliver to the Purchaser copies of all Contracts relating to the Transferred Receivables and all records relating to such Contracts and the Transferred Receivables, whether in hard copy or in magnetic tape or diskette format (which if in magnetic tape or diskette format shall be compatible with the Purchaser's computer equipment)

                           (ii) Each Seller authorizes the Purchaser or its
                  assignee to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Transferred Receivables and the Related Security, the related Contracts and the Collections with respect thereto without the signature of such

                  Seller where permitted by law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law.

                           (iii) Each Seller shall perform its obligations under
                  the Contracts related to the Transferred Receivables to the same extent as if the Transferred Receivables had not been sold or transferred.

                  (k) REPORTING REQUIREMENTS. Each Seller will provide to the Purchaser the following:

                           (i) as soon as possible and in any event within five
                  days after the occurrence of each Event of Termination or Incipient Event of Termination, a statement of the chief financial officer of such Seller setting forth details of such Event of Termination or Incipient Event of Termination and the action that such Seller has taken and proposes to take with respect thereto;

                           (ii) promptly after the filing or receiving thereof,
                  copies of all reports and notices that such Seller or any Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that such Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which such Seller or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on such Seller and/or any such Affiliate in excess of $5,000,000;

                           (iii) at least ten Business Days prior to any change
                  in such Seller's name, a notice setting forth the new name and the effective date thereof; and

                          (iv) such other information respecting the Transferred
                  Receivables or the condition or operations, financial or otherwise, of such Seller as the Purchaser may from time to time reasonably request.

                  (l) SEPARATE CONDUCT OF BUSINESS. Each Seller will: (i) maintain separate corporate records and books of account from those of the Purchaser; (ii) conduct its business from an office separate from that of the Purchaser; (iii) ensure that all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and applications, will be made solely in its own name; (iv) have stationery and other business forms and a mailing address and a telephone number separate from those of the Purchaser; (v) not hold itself out as having agreed to pay, or as being liable for, the obligations of the Purchaser; (vi) not engage in any transaction with the Purchaser except as contemplated by this Agreement or as permitted by the Sale Agreement; (vii) continuously maintain as official records the resolutions, agreements and other instruments underlying the transactions contemplated by this Agreement; and (viii) disclose on its annual financial statements (A) the effects of the transactions contemplated by this Agreement in accordance with generally accepted accounting principles and (B) that the assets of the Purchaser are not available to pay its creditors.

         SECTION 5.02. GRANT OF SECURITY INTEREST. To secure all obligations of each Seller arising in connection with this Agreement, and each other agreement entered into in connection with this Agreement, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, Indemnified Amounts, payments on account of Collections received or deemed to be received, and any other amounts due the Purchaser hereunder, each Seller hereby assigns and grants to Purchaser a security interest in all of such Seller's right, title and interest now or hereafter existing in, to and under all Receivables which do not constitute Transferred Receivables, the Related Security and all Collections with regard thereto.

         SECTION 5.03. COVENANT OF EACH SELLER AND THE PURCHASER. Each Seller and the Purchaser have structured this Agreement with the intention that each Purchase of Receivables hereunder be treated as a sale of such Receivables by such Seller to the Purchaser for all purposes and each contribution of Receivables hereunder shall be treated as an absolute transfer of such Receivables by such Seller to the Purchaser for all purposes. Each Seller and the Purchaser shall record each Purchase and contribution as a sale or purchase or capital contribution, as the case may be, on its books and records, and reflect each Purchase and contribution in its financial statements and tax returns as a sale or purchase or capital contribution, as the case may be. In the event that, contrary to the mutual intent of each Seller and the Purchaser, any Purchase or contribution of Receivables hereunder is not characterized as a sale or absolute transfer, such Seller shall, effective as of the date hereof, be deemed to have granted (and such Seller hereby does grant) to the Purchaser a first priority security interest in and to any and all Receivables, the Related Security and the proceeds thereof to secure the repayment of all amounts advanced to such Seller hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

         SECTION 6.01. DESIGNATION OF COLLECTION AGENT. The servicing, administration and collection of the Transferred Receivables shall be conducted by such Person (the "COLLECTION AGENT") so designated hereunder from time to time. Until the Purchaser or its assignee gives notice to Ferro Corporation of the designation of a new Collection Agent, Ferro Corporation is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. Ferro Corporation agrees that such notice may be given at any time in the Purchaser's or assignee's discretion. Upon receipt by Ferro Corporation of such notice, Ferro Corporation agrees that it will terminate its activities as Collection Agent hereunder in a manner which the Purchaser (or its designee) believes will facilitate the transition of the performance of such activities to the new Collection Agent, and Ferro Corporation shall use its best efforts to assist the Purchaser (or its designee) to take over the servicing, administration and collection of the Transferred Receivables, including, without limitation, providing access to and copies of all computer tapes or disks and other documents or instruments that evidence or relate to Transferred Receivables maintained in its capacity as Collection Agent and access to all employees and officers of Ferro Corporation responsible with respect thereto. The Purchaser at any time after giving such notice may designate as Collection Agent any Person (including itself) to succeed Ferro Corporation or any successor Collection Agent, if such Person shall consent and agree to the terms hereof. The Collection Agent may, with the prior consent of the Purchaser, subcontract with any other Person for the servicing, administration or collection of Transferred Receivables (and the Purchaser, on behalf of itself and the Agent, hereby consents to the subcontracting to Ferro Electronic of the servicing, administration and collection of Transferred Receivables originated by Ferro Electronic). Any such subcontract shall not affect the Collection Agent's liability for performance of its duties and obligations pursuant to the terms hereof.

         SECTION 6.02. DUTIES OF COLLECTION AGENT. (a) The Collection Agent shall take or cause to be taken all such actions as may be necessary or advisable to collect each Transferred Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Purchaser hereby appoints the Collection Agent, from time to time designated pursuant to Section 6.01, as agent to enforce its ownership and other rights in the Transferred Receivables, the Related Security and the Collections with respect thereto. In performing its duties as Collection Agent, the Collection Agent shall exercise the same care and apply the same policies as it would exercise and apply if it owned the Transferred Receivables and shall act in the best interests of the Purchaser and its assignees.

         (b) Prior to the tenth Business Day of each month, the Collection Agent shall prepare and forward to the Purchaser (i) a Seller Report, relating to all then outstanding Transferred Receivables, and the Related Security and Collections with respect thereto, in each case, as of the close of business of the Collection Agent on the last day of the immediately preceding month, and
(ii) if requested by the Purchaser, a listing by Obligor of all Transferred Receivables correlating Purchased Receivables and Purchases, together with an aging report of such Transferred Receivables.

         (c) If no Event of Termination, Special Event or Incipient Event of Termination shall have occurred and be continuing, Ferro Corporation, while it is the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Transferred Receivable as Ferro Corporation deems appropriate to maximize Collections thereof, or otherwise amend or modify the terms of any Transferred Receivable.

         (d) Each Seller shall deliver to the Collection Agent, and the Collection Agent shall hold in trust for each Seller and the Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Transferred Receivables.

         (e) The Collection Agent shall as soon as practicable following receipt turn over to the relevant Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Transferred Receivables, less, in the event such Seller is not the Collection Agent, all reasonable and appropriate out-of-pocket costs and expenses of the Collection Agent of servicing, collecting and administering the Receivables to the extent not covered by the Collection Agent Fee received by it.

         (f) The Collection Agent also shall perform the other obligations of the "Collection Agent" set forth in this Agreement with respect to the Transferred Receivables.

         SECTION 6.03. COLLECTION AGENT FEE. The Purchaser shall pay to the Collection Agent, so long as it is acting as the Collection Agent hereunder, a periodic collection fee (the "COLLECTION AGENT FEE") of 0.25% per annum on the average daily aggregate Outstanding Balance of the Transferred Receivables, payable on the tenth day of each month (or, if such day is not a Business Day, the immediately succeeding Business Day) or such other day during each calendar month as the Purchaser and the Collection Agent shall agree.

         SECTION 6.04. CERTAIN RIGHTS OF THE PURCHASER. (a) The Purchaser may, at any time, give notice of ownership and/or direct the Obligors of Transferred Receivables and any Person obligated on any Related Security, or any of them, that payment of all amounts payable under any Transferred Receivable shall be made directly to the Purchaser or its designee. Each Seller hereby transfers to the Purchaser (and its assigns and designees) the exclusive ownership and control of each Lock-Box Account maintained by such Seller for the purpose of receiving Collections.

         (b) At any time following the designation of a Collection Agent other than Ferro Corporation pursuant to Section 6.01 or following an Event Termination, a Special Event or an Incipient Event of Termination:

             (i) Each Seller shall, upon the Purchaser's request and at such Seller's expense, give notice of the Purchaser's ownership to each Obligor of Transferred Receivables and direct that payments of all amounts payable under such

         Transferred Receivables be made directly to the Purchaser or its designee.

             (ii) At the Purchaser's request and at the relevant Seller's expense, each Seller and the Collection Agent shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Transferred Receivables, and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Transferred Receivables, and shall make the same available to the Purchaser at a place selected by the Purchaser or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Transferred Receivables in a manner acceptable to the Purchaser and, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Purchaser or its designee. The Purchaser shall also have the right to make copies of all such documents, instruments and other records at any time.

             (iii) Each Seller authorizes the Purchaser to take any and all steps in such Seller's name and on behalf of such Seller that are necessary or desirable, in the determination of the Purchaser, to collect amounts due under the Transferred Receivables, including, without limitation, endorsing such Seller's name on checks and other instruments representing Collections of Transferred Receivables and enforcing the Transferred Receivables and the Related Security and related Contracts.

         SECTION 6.05. RIGHTS AND REMEDIES. (a) If either Seller or the Collection Agent fails to perform any of its obligations under this Agreement, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such obligation, and, if such Seller (as Collection Agent or otherwise) fails to so perform, the costs and expenses of the Purchaser incurred in connection therewith shall be payable by such Seller as provided in Section
8.01 or Section 9.04 as applicable.

         (b) Each Seller shall perform all of its obligations under the Contracts related to the Transferred Receivables to the same extent as if such Seller had not sold or contributed Receivables hereunder and the exercise by the Purchaser of its rights hereunder shall not relieve such Seller from such obligations or its obligations with respect to the Transferred Receivables. The Purchaser shall not have any obligation or liability with respect to any Transferred Receivables or related Contracts, nor shall the Purchaser be obligated to perform any of the obligations of such Seller thereunder.

         (c) Each Seller shall cooperate with the Collection Agent in collecting amounts due from Obligors in respect of the Transferred Receivables.

         (d) Each Seller hereby grants to Collection Agent an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Seller or transmitted or received by Purchaser

(whether or not from such Seller) in connection with any Transferred Receivable.

         SECTION 6.06. TRANSFER OF RECORDS TO PURCHASER. Each Purchase and contribution of Receivables hereunder shall include the transfer to the Purchaser of all of the relevant Seller's right and title to and interest in the records relating to such Receivables and shall include an irrevocable non-exclusive license to the use of such Seller's computer software system to access and create such records. Such license shall be without royalty or payment of any kind, is coupled with an interest, and shall be irrevocable until all of the Transferred Receivables are either collected in full or become Defaulted Receivables.

         Each Seller shall take such action requested by the Purchaser, from time to time hereafter, that may be necessary or appropriate to ensure that the Purchaser has an enforceable ownership interest in the records relating to the Transferred Receivables and rights (whether by ownership, license or sublicense) to the use of such Seller's computer software system to access and create such records.

         In recognition of each Seller's need to have access to the records transferred to the Purchaser hereunder, the Purchaser hereby grants to such Seller an irrevocable license to access such records in connection with any activity arising in the ordinary course of such Seller's business or in performance of its duties as Collection Agent, provided that (i) such Seller shall not disrupt or otherwise interfere with the Purchaser's use of and access to such records during such license period and (ii) such Seller consents to the assignment and delivery of the records (including any information contained therein relating to such Seller or its operations) to any assignees or transferees of the Purchaser provided they agree to hold such records confidential.


                                   ARTICLE VII

                              EVENTS OF TERMINATION

         SECTION 7.01. EVENTS OF TERMINATION. If any of the following events ("EVENTS OF TERMINATION") shall occur and be continuing:

         (a) The Collection Agent (if Ferro Corporation or any of its Affiliates) (i) shall fail to perform or observe any term, covenant or agreement under this Agreement (other than as referred to in clause (ii) or (iii) of this subsection (a)) and such failure shall remain unremedied for five Business Days or (ii) shall fail to deliver the monthly Seller Report when due and such failure shall remain unremedied for three Business Days or (iii) shall fail to make when due any payment or deposit to be made by it under this Agreement; or

         (b) Ferro Corporation shall fail to transfer to the Purchaser when requested any rights, pursuant to this Agreement, which Ferro Corporation then has as Collection Agent, or either Seller shall fail to make any payment required under Section 2.04(a) or 2.04(b); or

         (c) Any representation or warranty made or deemed made by either Seller (or any of its officers) under or in connection with this Agreement or any information or report delivered by such Seller pursuant to this Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

         (d) Either Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller by the Purchaser; or

         (e) Either Seller shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $5,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

         (f) Any Purchase or contribution of Receivables hereunder, the Related Security and the Collections with respect thereto shall for any reason cease to constitute valid and perfected ownership of such Receivables, Related Security and Collections free and clear of any Adverse Claim; or

         (g) Either Seller shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against either Seller seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or either Seller or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection
     (g); or

         (h) an Event of Termination shall have occurred under the Sale Agreement; or

         (i) There shall have occurred any material adverse change in the financial condition or operations of Ferro Corporation since December 31, 1999; or there shall have occurred any event which may materially adversely affect the collectibility of the Transferred Receivables or the ability of either Seller to collect Transferred Receivables or otherwise perform its obligations under this Agreement; or

         (j) At least 80% of the outstanding capital stock of Ferro Electronic Materials, Inc. shall cease to be owned, directly or indirectly, by Ferro Corporation; or

         (k) The Undertaking Agreement shall cease to be in full force and effect, or Ferro Corporation shall fail to perform or observe any term, covenant or agreement contained in the Undertaking Agreement on its part to be performed or observed and any such failure shall remain unremedied for fifteen days after written notice thereof shall have been given to Ferro Corporation;

then, and in any such event, the Purchaser may, by notice to each Seller, take either or both of the following actions: (x) declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred) and (y) without limiting any right under this Agreement to replace the Collection Agent, designate another Person to succeed Ferro Corporation as Collection Agent; PROVIDED, that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) of this Section 7.01, the Facility Termination Date shall occur, Ferro Corporation (if it is then serving as the Collection Agent) shall cease to be the Collection Agent, and the Purchaser (or its assigns or designees) shall become the Collection Agent. Upon any such declaration or designation or upon such automatic termination, the Purchaser shall have, in addition to the rights and remedies under this Agreement, all other rights and remedies with respect to the Receivables provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.


                                  ARTICLE VIII

                                 INDEMNIFICATION

         SECTION 8.01. INDEMNITIES BY THE SELLERS. Without limiting any other rights which the Purchaser may have hereunder or under applicable law, each Seller hereby agrees to indemnify the Purchaser and its assigns and transferees (each, an "INDEMNIFIED PARTY") from and against any and all damages, claims, losses, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS"), awarded against or incurred by any Indemnified Party arising out of or as a result of this Agreement or the purchase or contribution of any Transferred Receivables originated by such Seller or in respect of any Transferred Receivable or any Contract originated by such Seller, including, without limitation, arising out of or as a result of:

         (i) the inclusion, or purported inclusion, in any Purchase of any Receivable that is not an Eligible Receivable on the date of such Purchase, or the characterization in any Seller Report or other statement made by such Seller of any Transferred Receivable as an Eligible Receivable which is not an Eligible Receivable as of the date of such Seller Report or statement;

         (ii) any representation or warranty or statement made or deemed made by such Seller (or any of its officers) under or in connection with this Agreement, which shall have been incorrect in any material respect when made;

         (iii) the failure by such Seller to comply with any applicable law, rule or regulation with respect to any Transferred Receivable or the related Contract; or the failure of any Transferred Receivable originated by such Seller or the related Contract to conform to any such applicable law, rule or regulation;

         (iv) the failure to vest in the Purchaser absolute ownership of the Receivables that are, or that purport to be, the subject of a Purchase or contribution under this Agreement and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim;

         (v) the failure of such Seller to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables that are, or that purport to be, the subject of a Purchase or contribution under this Agreement and the Related Security and Collections in respect thereof, whether at the time of any Purchase or contribution or at any subsequent time;

         (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable originated by such Seller that is, or that purports to be, the subject of a Purchase or contribution under this Agreement (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by Ferro Corporation acting as Collection Agent);

         (vii) any failure of such Seller, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under any Contract related to a Transferred Receivable originated by such Seller;

         (viii) any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

         (ix) the commingling of Collections of Transferred Receivables by such Seller or a designee of such Seller, as Collection Agent or otherwise, at any time with other funds of such Seller or an Affiliate of such Seller;

         (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or the ownership of Receivables, the Related Security, or Collections with respect thereto or in respect of any Receivable, Related Security or Contract;

         (xi) any failure of such Seller to comply with its covenants contained in this Agreement;

         (xii) any Collection Agent Fees or other costs and expenses payable to any replacement Collection Agent;

         (xiii) any claim brought by any Person other than an Indemnified Party arising from any activity by such Seller or any Affiliate of such Seller in servicing, administering or collecting any Transferred Receivable; or

         (xiv) any Dilution with respect to any Transferred Receivable originated by such Seller.

It is expressly agreed and understood by the parties hereto (i) that the foregoing indemnification is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Transferred Receivables and
(ii) that nothing in this Section 8.01 shall require either Seller to indemnify any Person (A) for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, or financial inability to pay of the applicable Obligor, (B) for damages, losses, claims or liabilities or related costs or expenses resulting from such Person's gross negligence or willful misconduct, or (C) for any income taxes or franchise taxes incurred by such Person arising out of or as a result of this Agreement or in respect of any Transferred Receivable or any Contract.


                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by either Seller therefrom shall be effective unless in a writing signed by the Purchaser and, in the case of any amendment, also signed by the Sellers, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 9.02. NOTICES, ETC. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and be faxed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

         SECTION 9.03. BINDING EFFECT; ASSIGNABILITY. (a) This Agreement shall be binding upon and inure to the benefit of the Sellers, the Purchaser and their respective successors and assigns; PROVIDED, HOWEVER, that neither Seller may assign its rights or obligations hereunder or any interest herein without the prior written consent of the Purchaser. In connection with any sale or assignment by the Purchaser of all or a portion of the Transferred Receivables, the buyer or assignee, as the case may be, shall, to the extent of its purchase or assignment, have all rights of the Purchaser under this Agreement (as if such buyer or assignee, as the case may be, were the Purchaser hereunder) except to the extent specifically provided in the agreement between the Purchaser and such buyer or assignee, as the case may be.

         (b) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date, when all of the Transferred Receivables are either collected in full or become Defaulted Receivables; PROVIDED, HOWEVER, that rights and remedies with respect to any breach of any representation and warranty made by either Seller pursuant to Article IV and the provisions of Article VIII and Sections 9.04, 9.05 and
9.06 shall be continuing and shall survive any termination of this Agreement.

         SECTION 9.04. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification granted to the Purchaser pursuant to Article VIII hereof, each Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution and delivery of this Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and remedies under this Agreement, and each Seller agrees to pay all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other documents to be delivered hereunder EXCLUDING, HOWEVER, any costs of enforcement or collection of Transferred Receivables which are not paid on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor.

         (b) In addition, each Seller agrees to pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and each Seller agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

         SECTION 9.05. NO PROCEEDINGS. Each Seller hereby agrees that it will not institute against the Purchaser any proceeding of the type referred to in
Section 7.01(g) so long as there shall not have elapsed one year plus one day since the later of (i) the Facility Termination Date and (ii) the date on which all of the Transferred Receivables are either collected in full or become Defaulted Receivables.

         SECTION 9.06. CONFIDENTIALITY. Each party hereto agrees to maintain the confidentiality of this Agreement in communications with third parties and otherwise; provided that this Agreement may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the other party hereto, and (ii) to such party's legal counsel and auditors and the Purchaser's assignees, if they agree in each case to hold it confidential and (iii) to the extent required by applicable law or regulation or by any court, regulatory body or agency having jurisdiction over such party (including, without limitation, the filing of this Agreement with the SEC as an exhibit to an annual or quarterly report under the Securities Exchange Act of 1934); and PROVIDED, FURTHER, that such party shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of such party.

         SECTION 9.07. GOVERNING LAW. THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT, PURSUANT TO THE UCC OF THE STATE OF NEW YORK, THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE PURCHASER'S OWNERSHIP OF OR SECURITY INTEREST IN THE RECEIVABLES ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 9.08. THIRD PARTY BENEFICIARY. Each of the parties hereto hereby acknowledges that the Purchaser may assign all or any portion of its rights under this Agreement and that such assignees may (except as otherwise agreed to by such assignees) further assign their rights under this Agreement, and each Seller hereby consents to any such assignments. All such assignees, including parties to the Sale Agreement in the case of assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce the Purchaser's rights and remedies under, this Agreement to the same extent as if they were parties thereto, except to the extent specifically limited under the terms of their assignment.

         SECTION 9.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 9.10. JUDGMENT. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Purchaser could purchase U.S. Dollars with such other currency at New York, New York on the Business Day preceding that on which final judgment is given.

         (b) The obligation of each Seller in respect of any sum due from it to the Purchaser hereunder shall, notwithstanding any judgment in a currency other than U.S. Dollars, be discharged only to the extent that on the Business Day following receipt by the Purchaser of any sum adjudged to be so due in such other currency the Purchaser may in accordance with normal banking procedures purchase U.S. Dollars with such other currency; if the U.S. Dollars so purchased are less than the sum originally due to the Purchaser in U.S. Dollars, such Seller agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Purchaser against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to the Purchaser in U.S. Dollars, the Purchaser shall remit to such Seller such excess.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLERS:                           FERRO CORPORATION



                                   By:
                                       ----------------------------------------
                                       Treasurer

                                   1000 Lakeside Avenue
                                   Cleveland, OH 44114

                                   Attention:  Secretary
                                   Facsimile No.:  (216) 875-7237


                                   FERRO ELECTRONIC MATERIALS, INC.



                                   By:
                                       ----------------------------------------
                                       Treasurer

                                   4511 Hyde Park Blvd.
                                   Niagra Falls, NY 14305-0067

                                   Attention:  Secretary
                                   Facsimile No.:  (216)875-7275


PURCHASER:                         FERRO FINANCE CORPORATION



                                   By:
                                       ----------------------------------------
                                       Treasurer

                                   1000 Lakeside Avenue, Suite A
                                   Cleveland, OH 44114

                                   Attention:  Secretary
                                   Facsimile No.:  (216) 875-6147

                                    EXHIBIT A


                          CREDIT AND COLLECTION POLICY

                                    EXHIBIT B


                                 LOCK-BOX BANKS

                                                                       EXHIBIT C


                                     FORM OF
                          DEFERRED PURCHASE PRICE NOTE


                                                              New York, New York
                                                            September 28, 2000

                  FOR VALUE RECEIVED, FERRO FINANCE CORPORATION, an Ohio corporation (the "Purchaser"), hereby promises to pay to [NAME OF SELLER] (the "Seller") the principal amount of this Note, determined as described below, together with interest thereon at a rate per annum equal at all times to 1.50% per annum above the Eurodollar Rate (as defined in the Sale Agreement) for periods of one month, in each case in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase and Contribution Agreement dated as of September 28, 2000 among the Seller, [Name of other Seller] and the Purchaser (such agreement, as it may from time to time be amended, restated or otherwise modified in accordance with its terms, the "PURCHASE AND CONTRIBUTION AGREEMENT"). This Note is the note referred to in the definition of "Deferred Purchase Price" in the Purchase and Contribution Agreement.

                  The aggregate principal amount of this Note at any time shall be equal to the difference between (a) the sum of the aggregate principal amount of this Note on the date of the issuance hereof and each addition to the principal amount of this Note pursuant to the terms of Section 2.02 of the Purchase and Contribution Agreement minus (b) the aggregate amount of all payments made in respect of the principal amount of this Note, in each case, as recorded on the schedule annexed to and constituting a part of this Note, but failure to so record shall not affect the obligations of the Purchaser to the Seller.

                  The entire principal amount of this Note shall be due and payable one year and one day after the Facility Termination Date or such later date as may be agreed in writing by the Seller and the Purchaser. The principal amount of this Note may, at the option of the Purchaser, be prepaid in whole at any time or in part from time to time. Interest on this Note shall be paid in arrears on each Settlement Date, at maturity and thereafter on demand. All payments hereunder shall be made by wire transfer of immediately available funds to such account of the Seller as the Seller may designate in writing.

                  Notwithstanding any other provisions contained in this Note, in no event shall the rate of interest payable by the Purchaser under this Note exceed the highest rate of interest permissible under applicable law.

                  The obligations of the Purchaser under this Deferred Purchase Price Note are subordinated in right of payment, to the extent set forth in
Section 2.03(c) of the Purchase and Contribution Agreement, to the prior payment in full of all Capital, Yield, Fees and other obligations of the Purchaser under the Sale Agreement.

                  Notwithstanding any provision to the contrary in this Deferred Purchase Price Note or elsewhere, other than with respect to payments specifically permitted by Section 2.03(c) of the Purchase and Contribution Agreement, no demand for any payment may be made hereunder, no payment shall be due with respect hereto and the Seller shall have no claim for any payment hereunder prior to the occurrence of the Facility Termination Date and then only on the date, if ever, when all Capital, Yield, Fees and other obligations owing under the Sale Agreement shall have been paid in full.

                  In the event that, notwithstanding the foregoing provision limiting such payment, the Seller shall receive any payment or distribution on this Deferred Purchase Price Note which is not specifically permitted by Section 2.03(c) of the Purchase and Contribution Agreement, such payment shall be received and held in trust by the Seller for the benefit of the entities to whom the obligations are owed under the Sale Agreement and shall be promptly paid over to such entities.

                  The Purchaser hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever.

                  Neither this Note, nor any right of the Seller to receive payments hereunder, shall, without the prior written consent of the Purchaser and (so long as the Sale Agreement remains in effect or any amounts remain outstanding thereunder) the Agent under the Sale Agreement, be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                     FERRO FINANCE CORPORATION



                                                     By:
                                                         ----------------------
                                                         Title:  Treasurer

                    SCHEDULE TO DEFERRED PURCHASE PRICE NOTE

----------------------- ---------------------- ----------------------- ---------------------- ---------------------
                              Addition to        Amount of Principal      Unpaid Principal
         Date              Principal Amount        Paid or Prepaid             Balance           Notation Made By
----------------------- ---------------------- ----------------------- ---------------------- ---------------------

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

                                                                       EXHIBIT D

                           FORM OF PURCHASER LOAN NOTE

                                                             New York, New York
                                                             _____________, 2000
$-----------------


                  FOR VALUE RECEIVED, [NAME OF SELLER], a [State of incorporation] corporation (the "COMPANY"), hereby promises to pay to FERRO FINANCE CORPORATION (the "Lender"), no later than twelve (12) months from the date hereof or on demand if sooner made, the principal sum of _____________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Purchaser Loans made by the Lender to the Company under the Purchase and Contribution Agreement referred to below), and to pay on each Settlement Date interest on the unpaid principal amount of the Purchaser Loans at a rate per annum equal at all times to 1% per annum above the Eurodollar Rate (as defined in the Sale Agreement) for periods of one month, in each case in lawful money of the United States of America and in immediately available funds.

                  The date and amount of each Purchaser Loan made by the Lender to the Company from the date hereof until the repayment of all sums due hereunder, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

                  This Note is one of the Purchaser Loan Notes referred to in the Purchase and Contribution Agreement (as amended, restated or otherwise modified from time to time, the "PURCHASE AND CONTRIBUTION AGREEMENT") dated as of September 28, 2000 among the Company, [Name of other Seller] and the Lender, and evidences Purchaser Loans made by the Lender thereunder. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Purchase and Contribution Agreement.

                  The principal amount of this Note may, at the option of the Company, be prepaid in whole at any time or in part from time to time.

                  Notwithstanding any other provisions contained in this Note, in no event shall the rate of interest payable by the Company under this Note exceed the highest rate of interest permissible under applicable law.

                  The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever with respect to this Note.

                  In the event the Lender shall refer this Note to an attorney for collection, the Company agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                    [NAME OF SELLER]



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                         SCHEDULE TO PURCHASER LOAN NOTE

----------------------- -------------------- --------------------- --------------------- -------------------
                                                  Amount of
         Date                Amount of          Principal Paid       Unpaid Principal         Notation
                          Purchaser Loan          or Prepaid             Balance              Made By
----------------------- -------------------- --------------------- --------------------- -------------------

----------------------- -------------------- --------------------- --------------------- -------------------

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